Exhibit 99.1

May 3, 2011

Media Relations Contact:

Andrew Shane

972/453-6473

andrew.shane@supermedia.com

Investor Relations Contact:

Cliff Wilson

972/453-6188

cliff.wilson@supermedia.com

SuperMedia Announces First Quarter 2011 Results

DALLAS – SuperMedia (NASDAQ:SPMD) today announced its financial results for first quarter 2011.

Results include:

•                  First quarter 2011 advertising sales declined 17.8 percent¹, compared to a first quarter 2010 decline of 20.4 percent;

•                  Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) were $154 million for first quarter 2011, a 5.5 percent decline compared to first quarter 2010 adjusted pro forma EBITDA of $163 million;

•                  Continued cost management and expense reductions partially mitigated revenue declines, resulting in an improved adjusted EBITDA margin of 35.2 percent compared to an adjusted pro forma EBITDA margin of 30.6 percent in the first quarter of 2010.

“This was a productive quarter as our new leadership in sales and marketing introduced disciplined processes and practices to improve the business,” said SuperMedia CEO Peter McDonald. “Overall, we are pleased with the initial reception to our approach.

“Research continues to show there is value in core print and online directory businesses, as well as additional opportunities relative to other digital products,” McDonald said. “With the economy starting to show early signs of improvement, we remain encouraged.”

Financial Summary

SuperMedia reports financial results in accordance with United States generally accepted accounting principles (“GAAP”) and on a non-GAAP basis, referred to as “adjusted and adjusted pro forma”. The non-GAAP basis measures are described and reconciled to the corresponding GAAP measures in the accompanying financial schedules. These results were adjusted for the impact of fresh start accounting and certain unique costs including reorganization items, restructuring costs and certain other non-recurring costs.

Reported GAAP operating revenue for Q1 2011 was $438 million versus $154 million in Q1 2010.  Adjusted operating revenue for Q1 2011 was $438 million, compared to adjusted pro forma operating revenue of $533 million for Q1 2010, a decline of 17.8 percent.

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Reported Q1 2011 EBITDA, a non-GAAP measure, was $147 million compared to a loss of $96 million reported in Q1 2010.  On an adjusted basis, Q1 2011 EBITDA was $154 million with an EBITDA margin of 35.2 percent, compared to adjusted pro forma Q1 2010 EBITDA of $163 million, an EBITDA margin of 30.6 percent.

Advertising sales in Q1 2011 declined 17.8 percent(1), compared to a decline of 20.4 percent reported for the same period in 2010.

Free cash flow, a non-GAAP measure was negative $9 million for Q1 2011, representing cash used in operating activities of $6 million, and capital expenditures (including capitalized software) of $3 million.  Q1 2011 free cash flow includes a federal tax payment of $72 million associated with 2010 tax obligations. Cash on hand as of March 31, 2011 was $165 million.

Webcast Information

Individuals within the United States can access the earnings call by dialing 888/603-6873. International participants should dial 973/582-2706. The pass code for the call is: 59180762. In order to ensure a prompt start time, please dial into the call by 9:50 a.m. (Eastern). A replay of the teleconference will be available at 800/642-1687.  International callers can access the replay by calling 706/645-9291. The replay pass code is: 59180762. The replay will be available through May 17, 2011. In addition, a live webcast will be available on SuperMedia’s Web site in the Investor Relations section at www.supermedia.com.

Basis of Presentation and Non-GAAP Measures

Upon emergence from bankruptcy on December 31, 2009, SuperMedia adopted fresh start accounting in accordance with U.S. GAAP.  Accordingly, SuperMedia’s 2010 financial results were significantly affected.  At December 31, 2009, the balances in deferred revenue and deferred directory costs were adjusted to their fair value of zero, which had a significant non-cash impact on our 2010 consolidated statement of operations. For the readers’ convenience, the financial information accompanying this release provides a reconciliation of GAAP to non-GAAP results.

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(1)  Advertising sales for the three months ended March 31, 2011 include a negative adjustment of $9 million, or 1.9% related to the financial distress and operational wind down of a single certified marketing representative firm in our third-party national sales channel.  Excluding this impact, advertising sales in Q1 2011 would have reflected a decline of 15.9 percent.

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Forward-Looking Statements

Certain statements included in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Statements that include the words “may,” “will,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “preliminary,” “intend,” “plan,” “project,” “outlook” and similar statements of a future or forward-looking nature identify forward-looking statements. You should not place undue reliance on these statements.  These forward-looking statements include statements that reflect the current views of our senior management with respect to our financial performance and future events with respect to our business and industry in general.  Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to, the risks related to the following:

•                  our inability to provide assurance for the long-term continued viability of our business;

•                  reduced advertising spending and contract cancellations by our clients, which causes reduced revenue;

•                  declining use of print yellow pages directories by consumers;

•                  competition from other yellow pages directory publishers and other traditional and new media, and our ability to anticipate or respond to changes in technology and user preferences;

•                  changes in our operating performance;

•                  our post-restructuring financial condition, financing requirements and cash flow;

•                  limitations on our operating and strategic flexibility and the ability to operate our business, finance our capital needs or expand business strategies under the terms of our debt agreements;

•                  failure to comply with the financial covenants and other restrictive covenants in our debt agreements;

•                  limited access to capital markets and increased borrowing costs resulting from our leveraged capital structure and debt ratings;

•                  our ability to resolve any remaining bankruptcy claims;

•                  changes in the availability and cost of paper and other raw materials used to print our directories and our reliance on third-party providers for printing, publishing and distribution services;

•                  credit risk associated with our reliance on small- and medium-sized businesses as clients;

•                  our ability to attract and retain qualified key personnel;

•                  our ability to maintain good relations with our unionized employees;

•                  changes in labor, business, political and economic conditions;

•                  changes in governmental regulations and policies and actions of regulatory bodies; and

•                  the outcome of pending or future litigation and other claims.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release and other reports we file with the Securities and Exchange Commission, including the information in “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K for the year ended December 31, 2010. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. All forward-looking statements included in this press release are expressly qualified in their entirety by these cautionary statements.  The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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About SuperMedia

SuperMedia Inc. (NASDAQ: SPMD) helps small- and medium-sized businesses grow through effective local marketing solutions across print, online, mobile and social media. SuperMedia solutions include: the award-winning SuperGuarantee® program, Superpages® directories, published for Verizon®, FairPoint® and Frontier®, Superpages.com®, EveryCarListed.com®, Superpages for your mobile and Superpages direct mail products. For more information, visit www.supermedia.com.

SPMD-G

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SuperMedia Inc.

Consolidated Statements of Operations

Reported (GAAP)

Three Months Ended March 31, 2011 Compared to Three Months Ended March 31, 2010

(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	3/31/11	3/31/10	% Change

Operating Revenue	$438	$154	184.4

Operating Expense
Selling	116	109	6.4
Cost of sales (exclusive of depreciation and amortization)	110	89	23.6
General and administrative	65	52	25.0
Depreciation and amortization	44	48	(8.3)
Total Operating Expense	335	298	12.4

Operating Income (Loss)	103	(144)	NM
Interest expense, net	57	72	(20.8)
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	46	(216)	NM

Reorganization items	—	2	(100.0)

Income (Loss) Before Provision (Benefit) for Income Taxes	46	(218)	NM
Provision (benefit) for income taxes	16	(75)	NM
Net Income (Loss)	$30	$(143)	NM

Basic and Diluted Earnings (Loss) per Common Share (1) (2)	$1.91	$(9.56)	NM
Basic and diluted weighted-average common shares outstanding	15.1	15.0

These schedules are preliminary and subject to change pending the Company’s filing of its Form 10-Q. Our 2010 financial results were impacted by our adoption of fresh start accounting in December 2009. As a result, our 2011 financial results are not comparable to our 2010 financial results.

Note:

(1)          Equity based awards granted had no impact on the calculation of diluted earnings per common share.

(2)          Net income allocated to participating securities (unvested restricted stock awards) which are eligible to receive dividend equivalents is excluded from the calculation of EPS. The amount excluded from earnings per common share was $1 million for the period ended March 31, 2011.

SuperMedia Inc.

Consolidated Statements of Operations

Adjusted and Adjusted Pro Forma (Non-GAAP) (1)

Three Months Ended March 31, 2011 Compared to Three Months Ended March 31, 2010

(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	3/31/11	3/31/10	% Change

Operating Revenue	$438	$533	(17.8)

Operating Expense
Selling	116	152	(23.7)
Cost of sales (exclusive of depreciation and amortization)	110	138	(20.3)
General and administrative	58	80	(27.5)
Depreciation and amortization	44	48	(8.3)
Total Operating Expense	328	418	(21.5)

Operating Income	110	115	(4.3)
Interest expense, net	57	72	(20.8)
Income Before Reorganization Items and Provision for Income Taxes	53	43	23.3

Reorganization items	—	—	NM

Income Before Provision for Income Taxes	53	43	23.3
Provision for income taxes	19	18	5.6
Net Income	$34	$25	36.0

Basic and Diluted Earnings per Common Share (2) (3)	$2.19	$1.69	29.6
Basic and diluted weighted-average common shares outstanding	15.1	15.0

Notes:

(1)          These consolidated statements of operations provide a comparison of the three months ended March 31, 2011 adjusted results to the three months ended March 31, 2010 adjusted pro forma results.  The following schedules provide reconciliations from our reported GAAP results to adjusted and adjusted pro forma non-GAAP results for the periods shown above.

(2)          Equity based awards granted had no impact on the calculation of diluted earnings per common share.

(3)          Net income allocated to participating securities (unvested restricted stock awards) which are eligible to receive dividend equivalents is excluded from the calculation of EPS. The amount excluded from earnings per common share was $1 million for the period ended March 31, 2011.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP)

Three Months Ended March 31, 2011

(dollars in millions, except per share amounts)

	3 Mos. Ended 3/31/11	Adjustments	3 Mos. Ended 3/31/11
Unaudited	Reported (GAAP)	Severance Costs (3)	Adjusted (Non-GAAP)

Operating Revenue	$438	$—	$438

Operating Expense
Selling	116	—	116
Cost of sales (exclusive of depreciation and amortization)	110	—	110
General and administrative	65	(7)	58
Depreciation and amortization	44	—	44
Total Operating Expense	335	(7)	328

Operating Income	103	7	110
Interest expense, net	57	—	57
Income Before Provision for Income Taxes	46	7	53
Provision for income taxes	16	3	19
Net Income	$30	$4	$34

Basic and Diluted Earnings per Common Share	$1.91	$0.28	$2.19

Operating Income	$103	$7	$110
Depreciation and Amortization	44	—	44
EBITDA (non-GAAP) (1)	$147	$7	$154

Operating Income margin (2)	23.6%		25.2%
Impact of depreciation and amortization	10.0%		10.0%
EBITDA margin (non-GAAP) (1)	33.6%		35.2%

Notes:

(1)          EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)          Operating income margin is calculated by dividing operating income by operating revenue.

(3)          Severance costs are associated with headcount reductions.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)

Three Months Ended March 31, 2010

(dollars in millions, except per share amounts)

						Pro Forma	3 Mos. Ended
	3 Mos. Ended				3 Mos. Ended	Items	3/31/10
	3/31/10	Adjustments			3/31/10	Fresh Start	Adjusted
Unaudited	Reported (GAAP)	Restructuring Costs (3)	Reorganization Items (4)	Health Care Reform Act (5)	Adjusted (Non-GAAP)	Accounting Items (6)	Pro Forma (Non-GAAP)

Operating Revenue	$154	$—	$—	$—	$154	$379	$533

Operating Expense
Selling	109	—	—	—	109	43	152
Cost of sales (exclusive of depreciation and amortization)	89	—	—	—	89	49	138
General and administrative	52	(2)	—	—	50	30	80
Depreciation and amortization	48	—	—	—	48	—	48
Total Operating Expense	298	(2)	—	—	296	122	418

Operating Income (Loss)	(144)	2	—	—	(142)	257	115
Interest expense, net	72	—	—	—	72	—	72
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(216)	2	—	—	(214)	257	43

Reorganization items	2	—	(2)	—	—	—	—

Income (Loss) Before Provision (Benefit) for Income Taxes	(218)	2	2	—	(214)	257	43
Provision (benefit) for income taxes	(75)	1	1	(7)	(80)	98	18
Net Income (Loss)	$(143)	$1	$1	$7	$(134)	$159	$25

Basic and Diluted Earnings (Loss) per Common Share	$(9.56)	$0.09	$0.09	$0.48	$(8.90)	$10.59	$1.69

Operating Income (Loss)	$(144)	$2	$—	$—	$(142)	$257	$115
Depreciation and Amortization	48	—	—	—	48	—	48
EBITDA (non-GAAP) (1)	$(96)	$2	$—	$—	$(94)	$257	$163

Operating income (loss) margin (2)	-93.5%				-92.2%		21.6%
Impact of depreciation and amortization	31.2%				31.2%		9.0%
EBITDA margin (non-GAAP) (1)	-62.3%				-61.0%		30.6%

Notes:

(1)          EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)          Operating income (loss) margin is calculated by dividing operating income (loss) by operating revenue.

(3)          Restructuring costs are associated with strategic organizational realignment and market exit initiatives.

(4)          Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

(5)          As a result of the passage of the Health Care Reform Act in March of 2010, the future benefit of certain deferred tax assets was eliminated, resulting in a charge in three months ended March 31, 2010.

(6)          Fresh start accounting items include adjustments for revenue and expense items that would have been otherwise amortized into the Company’s statement of operations but were written off at December 31, 2009 as prescribed by United States Generally Accepted Accounting Principles.

SuperMedia Inc.

Consolidated Balance Sheets

Reported (GAAP)

As of March 31, 2011 and December 31, 2010

(dollars in millions)

Unaudited	3/31/2011	12/31/2010	$ Change

Assets
Current assets:
Cash and cash equivalents	$165	$174	$(9)
Accounts receivable, net of allowances of $86 and $89	185	210	(25)
Deferred directory costs	188	199	(11)
Prepaid expenses and other	15	13	2
Total current assets	553	596	(43)
Property, plant and equipment	121	122	(1)
Less: accumulated depreciation	34	28	6
	87	94	(7)
Goodwill	1,707	1,707	—
Intangible assets, net	446	481	(35)
Pension assets	40	42	(2)
Other non-current assets	5	6	(1)
Total Assets	$2,838	$2,926	$(88)

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	$141	$236	$(95)
Deferred revenue	97	114	(17)
Deferred tax liabilities	1	2	(1)
Other	22	17	5
Total current liabilities	261	369	(108)
Long-term debt	2,171	2,171	—
Employee benefit obligations	355	355	—
Non-current deferred tax liabilities	14	22	(8)
Unrecognized tax benefits	38	37	1
Other liabilities	—	2	(2)

Stockholders’ equity (deficit):
Common stock ($.01 par value; 60 million shares authorized, 15,511,925 and 15,489,936 shares issued and outstanding in 2011 and 2010, respectively)	—	—	—
Additional paid-in capital	207	206	1
Retained earnings (deficit)	(166)	(196)	30
Accumulated other comprehensive (loss)	(42)	(40)	(2)
Total stockholders’ equity (deficit)	(1)	(30)	29
Total Liabilities and Stockholders’ Equity (Deficit)	$2,838	$2,926	$(88)

SuperMedia Inc.

Consolidated Statements of Cash Flows

Reported (GAAP) and Non-GAAP Financial Reconciliation - Free Cash Flow

Three Months Ended March 31, 2011 Compared to Three Months Ended March 31, 2010

(dollars in millions)

Unaudited	3 Mos. Ended 3/31/11	3 Mos. Ended 3/31/10	$ Change

Cash Flows from Operating Activities
Net Income (Loss)	$30	$(143)	$173
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expense	44	48	(4)
Employee retirement benefits	4	5	(1)
Deferred income taxes	(8)	(109)	101
Provision for uncollectible accounts	17	12	5
Stock-based compensation expense	1	—	1
Changes in current assets and liabilities
Accounts receivable and unbilled accounts receivable	7	334	(327)
Deferred directory costs	10	(82)	92
Other current assets	—	(9)	9
Accounts payable and accrued liabilities	(111)	41	(152)
Other, net	—	(5)	5
Net cash provided by (used in) operating activities	(6)	92	(98)

Cash Flows from Investing Activities
Capital expenditures (including capitalized software)	(3)	(11)	8
Net cash used in investing activities	(3)	(11)	8

Cash Flows from Financing Activities
Repayment of long-term debt	—	—	—
Net cash used in financing activities	—	—	—
Increase (decrease) in cash and cash equivalents	(9)	81	(90)
Cash and cash equivalents, beginning of year	174	212	(38)
Cash and cash equivalents, end of period	$165	$293	$(128)

Non-GAAP Financial Reconciliation - Free Cash Flow	3 Mos. Ended 3/31/11	3 Mos. Ended 3/31/10	$ Change
Unaudited

Net cash provided by (used in) operating activities	$(6)	$92	$(98)
Less: Capital expenditures (including capitalized software)	(3)	(11)	8
Free Cash Flow	$(9)	$81	$(90)

SuperMedia Inc.

Advertising Sales

(dollars in millions)

	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended
Unaudited	3/31/11	3/31/10	3/31/09

Net Advertising Sales(1) (2)	$398	$484	$608
% Change year-over-year	(17.8)%	(20.4)%

Notes:

(1) Net advertising sales is an operating measure used by the Company to compare advertising sales for current advertising periods to corresponding sales for previous periods.  It is important to distinguish net advertising sales from operating revenue, which on our financial statements is recognized under the deferral and amortization method.

(2) Advertising sales for the three months ended March 31, 2011 include a negative adjustment of $9 million, or 1.9 percent, related to the financial distress and operational wind down of a single certified marketing representative firm in our third-party national sales channel. Excluding this impact, advertising sales for the three months ended March 31, 2011 would have reflected a decline of 15.9 percent.